ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                              July 1, 2001 - July 31, 2001

SETTLEMENT DATE:                                         15-Aug-01

A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

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
I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)       Beginning Aggregate Contract Principal Balance  ("ACPB")                                           $ 54,852,167.91
                                                                                                                    ---------------
      (b.)       Contract Principal Balance of all Collections allocable to Contracts              $ 4,305,697.72
                                                                                                   --------------
      (c.)       Contract Principal Balance of Charged-Off Contracts                               $   254,193.81
                                                                                                   --------------
      (d.)       Total decline in Principal Balance                                                                 $  4,559,891.53
                                                                                                                    ---------------

      (e.)       Ending Aggregate Contract Principal Balance of all Contracts as of this
                 Settlement Date                                                                                    $ 50,292,276.38
                                                                                                                    ---------------
                 BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE

      (f.)       Class A Principal Balance as of this Settlement Date                                               $ 40,767,265.74
                                                                                                                     ---------------
                 (Class A Note Factor)                                 0.1230896
                                                                       ---------
      (g1.)      Class A-1 Principal Balance (Note Factor)             0.0000000                               --
                                                                       ---------                   --------------
      (g2.)      Class A-2 Principal Balance (Note Factor)             0.0000000                   $           --
                                                                       ---------                   --------------
      (g3.)      Class A-3 Principal Balance (Note Factor)             0.0000000                   $         0.00
                                                                       ---------                   --------------
      (g4.)      Class A-4 Principal Balance (Note Factor)             0.8881757                   $40,767,265.74
                                                                       ---------                   --------------
      (h.)       Class B Principal Balance as of this Settlement Date                                               $            --
                                                                                                                    ---------------
                 (Class B Note Factor)                                 0.0000000
                                                                       ---------
      (i.)       Class C Principal Balance as of this Settlement Date                                               $            --
                                                                                                                    ---------------
                 (Class C Note Factor)                                 0.0000000
                                                                       ---------
      (l.)       Class D Principal Balance as of this Settlement Date                                               $  9,525,010.64
                                                                                                                    ---------------
                 (Class D Note Factor)                                 0.6349878
                                                                       ---------

II.   COMPLIANCE RATIOS

      (a.)       Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related
                 Calculation Date                                                                                   $ 53,420,386.50
                                                                                                                    ---------------
      (b1.)      % of CBR 31 days or more delinquent as of the related Calculation Date                                        6.41%
                                                                                                                    ---------------
      (b2.)      Preceeding Month %:                                      Jun-01                                               6.69%
                                                                       ---------                                    ---------------
      (b3.)      2nd Preceeding Month %:                                  May-01                                               6.81%
                                                                       ---------                                    ---------------
      (b4.)      Three month rolling average % of CBR 31 days or more delinquent                                               6.63%
                                                                                                                    ---------------


      (c.)       Does the three month rolling average % of CBR which are 31 days or more
                 delinquent exceed 10.5% ?  Y or N                                                                               NO
                                                                                                                    ---------------


                 (Amortization Period Only)
      (d)        Cumulative Net Loss Percentage as of the related Collection Period                                            3.06%
                                                                                                                    ---------------


                 Does the Cumulative Net Loss Percentage exceed

      (d1.)      4.0 % from the Beginning Period to and including 12th Collection
                 Period ? Y or N                                                                                                N/A
                                                                                                                    ---------------
      (d2.)      5.5 % from 13th Collection Period to and including 24th Collection
                 Period ? Y or N                                                                                                N/A
                                                                                                                    ---------------
      (d3.)      7.0 % from 25th Collection Period and thereafter ? Y or N                                                       NO
                 (If Yes to e1 or e2 or e3, then a Residual Event occurs)                                           ---------------

      (e1.)      Residual Realization for the related Collection Period  > 100% (YES/NO)                                        YES
                                                                                                                    ---------------
      (e2.)      Preceeding Month:                                        Jun-01  > 100% (YES/NO)                               YES
                                                                       ---------                                    ---------------
      (e3.)      2nd Preceeding Month:                                    May-01  > 100% (YES/NO)                               YES
                                                                       ---------                                    ---------------
      (e4.)      Three month rolling average Residual Realization
                 Ratio  > 100% (YES/NO)                                                                                         YES
                 (If less than 100%, then a Residual Event Occurs)                                                  ---------------



III.  FLOW OF FUNDS

                 The amount of available funds on deposit in the Series 1998-1 Facility Account                     $  5,657,056.86
                                                                                                                    ---------------



             (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)       To the Servicer, Unrecoverable Servicer Advances                                                         69,818.57
                                                                                                                    ---------------
      (b.)       To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                 Servicing Income, if any
                                                                                                                    ---------------
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
                 To Series 1998-1 Noteholders:

      (c.)       To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period    $    225,880.33
                                                                                                                    ---------------
                     Interest on Class A-1 Notes                                                   $           --
                                                                                                   --------------
                     Interest on Class A-2 Notes                                                   $           --
                                                                                                   --------------
                     Interest on Class A-3 Notes                                                   $        (0.00)
                                                                                                   --------------
                     Interest on Class A-4 Notes                                                   $   225,880.33
                                                                                                   --------------
      (d.)       Interest on Class B Notes for the related period                                                   $            --
                                                                                                                    ---------------
      (e.)       Interest on Class C Notes for the related period                                                   $            --
                                                                                                                    ---------------

      (f.)       To Series 1998-1 Noteholders:
                 To Class A, the total Principal Payment and Class A Overdue Principal, if any                         4,559,891.53
                                                                                                                    ---------------
                     Principal Payment to Class A-1 Noteholders                                               N/A
                                                                                                   --------------
                     Principal Payment to Class A-2 Noteholders
                                                                                                   --------------
                     Principal Payment to Class A-3 Noteholders                                    $           --
                                                                                                   --------------
                     Principal Payment to Class A-4 Noteholders                                    $ 4,559,891.53
                                                                                                   --------------
                 To Class B for Principal Payment and Overdue Principal, if any                                                  --
                                                                                                                    ---------------
                 To Class C for Principal Payment and Overdue Principal, if any                                                  --
                                                                                                                    ---------------

      (g)        Overdue Principal (included in the Principal Payments per above, if any):
                 To Class A, total for Overdue Principal                                                     N/A
                                                                                                   -------------
                     Overdue Principal to Class A-1                         N/A
                                                                       --------
                     Overdue Principal to Class A-2                         N/A
                                                                       --------
                     Overdue Principal to Class A-3                         N/A
                                                                       --------
                     Overdue Principal to Class A-4                         N/A
                                                                       --------
                 To Class B for Overdue Principal                                                            N/A
                                                                                                   -------------
                 To Class C for Overdue Principal                                                            N/A
                                                                                                   -------------

      (h1.)      Until the Reserve Account Funding Date:
                 To the Reserve Account, the amount equal to the Servicing Fee otherwise
                 payable to ABS                                                                                                N/A
                                                                                                                    --------------

      (h2.)      After the Reserve Account Funding Date:
                 To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any                         45,710.14
                                                                                                                    --------------

      (i.)       To the Reserve Account, the amount needed to increase the amount on deposit in
                 the Reserve Account to the Required Reserve Amount for such Payment Date                                      N/A
                                                                                                                    --------------

      (j.)       Upon the occurrence of a Residual Event               the lesser of:

      (j1.)      (A) the Available Funds remaining on deposit in the Facility Account and                    N/A
                                                                                                   -------------
      (j2.)      (B) the aggregate amount of Residual Receipts included in Available Funds                   N/A
                                                                                                   -------------
      (j3.)      To be deposited to the Residual Account                                                                       N/A
                                                                                                                    --------------
      (k.)       To Class D Noteholders for Principal Payment                                                                   --
                                                                                                                    --------------
      (l.)       To Class D Noteholders for Overdue Principal, if any                                                          N/A
                                                                                                                    --------------

             (3) To ABS, the Servicing Fee previously due, but deposited to the Reserve Account                     $            -
                                                                                                                    --------------
             (4) To the Trustee to Fund the Servicer Conversion Expense Account.
                                                                                                                    --------------

             (5) To the Series Obligors, as holders of the Residual Interest, any Available
                 Funds remaining on deposit in the Facility Account                                                 $   755,756.29
                                                                                                                    --------------

IV.   SERVICER ADVANCES

      (a.)       Aggregate amount of Servicer Advances at the beginning of the related
                 Collection Period                                                                                    1,325,403.29
                                                                                                                    --------------
      (b.)       Servicer Advances reimbursed during the related Collection Period                                       51,292.49
                                                                                                                    --------------
      (c.)       Amount of unreimbursed Servicer Advances to be reimbursed on the
                 Settlement Date                                                                                         69,818.57
                                                                                                                    --------------
      (d.)       Servicer Advances made during the related Collection Period                                                    --
                                                                                                                    --------------
      (e.)       Aggregate amount of Servicer Advances at the end of the Collection
                 Period                                                                                             $ 1,204,292.23
                                                                                                                    --------------


V.    RESERVE ACCOUNT

      (a.)       Amount on deposit at the beginning of the related Collection Period                                $ 3,600,000.00
                                                                                                                    --------------
      (b.)       Amounts used to cover shortfalls, if any,  for the related Collection Period                       $           --
                                                                                                                    --------------
      (c.)       Amounts transferred from the Facility Account, if applicable                                       $           --
                                                                                                                    --------------
      (d.)       Interest earned on Reserve Balance                                                                 $    10,759.40
                                                                                                                    --------------
      (e.)       Reserve Account Ending Balance before calculating Required Reserve Amount                          $ 3,610,759.40
                                                                                                                    --------------
      (f.)       Required Reserve Amount needed as of the related Collection Period                                 $ 3,600,000.00
                                                                                                                    --------------
      (g1.)      If (f) is greater than (e), then amount of shortfall .                                                       0.00
                                                                                                                    --------------
      (g2.)      If (e) is greater than (f), then excess amount to be transferred to the
                 Series Obligors                                                                                         10,759.40
                                                                                                                    --------------
      (h.)       Amounts on deposit as of this Settlement Date (e minus g2)                                         $ 3,600,000.00
                                                                                                                    --------------

VI.   RESIDUAL ACCOUNT

      (a.)       Amount on deposit at the beginning of the related Collection Period                                          0.00
                                                                                                                    --------------
      (b.)       Amounts transferred from the Facility Account                                                                0.00
                                                                                                                    --------------
      (c.)       Amounts used to cover shortfalls for the related Collection Period                                           0.00
                                                                                                                    --------------
      (d.)       Amount on deposit as of this Settlement Date                                                                 0.00
                                                                                                                    --------------
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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT

      (a.)       Amount on deposit at the beginning of the related Collection Period                                          0.00
                                                                                                                    --------------
      (b.)       Amounts transferred from the Facility Account                                                                0.00
                                                                                                                    --------------
      (c.)       Amounts transferred to the Series Obligors                                                                   0.00
                                                                                                                    --------------
      (d.)       Amount on deposit as of this Settlement Date                                                                 0.00
                                                                                                                    --------------


VIII. ADVANCE PAYMENTS

      (a.)       Beginning aggregate Advance Payments                                                               $ 1,054,678.08
                                                                                                                    --------------
      (b.)       Amount of Advance Payments collected during the related Collection Period                          $   705,218.67
                                                                                                                    --------------
      (c.)       Investment earnings for the related Collection Period                                              $     3,647.20
                                                                                                                    --------------
      (d.)       Amount of Advance Payments withdrawn for deposit into Facility Account                             $   796,676.01
                                                                                                                    --------------
      (e.)       Ending aggregate Advance Payments                                                                  $   966,867.94
                                                                                                                    --------------



      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:        /s/ Mark Shapiro
                 -------------------
      TITLE:     Assistant Treasurer

      DATE:               10-Aug-01
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